UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): April 7, 2008
METRO ONE TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-27024	93-0995165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11220 Murray Scholls Place Beaverton, Oregon 97007
(Address of principal executive offices)
(503) 643-9500
(Registrant’s telephone number, including area code)
Not applicable (Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information and exhibit provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act or the Securities Act of 1933, as amended. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

On April 7, 2008, the Chairman of the Board of Directors and the Chief Executive Officer of Metro One Telecommunications, Inc. (the “Company”), posted a joint letter to shareholders on the Company’s website. A copy of this letter is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

Exhibit No.	Name of Exhibit

99.1	Letter to Shareholders dated April 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO ONE TELECOMMUNICATIONS, INC.
Date: April 7, 2008	By:	/s/ William Hergenhan
William Hergenhan, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Name of Exhibit

99.1	Letter to Shareholders dated April 7, 2008